Coca-Cola Femsa S.A. de C.V.
F-6 File Number:  333-117168


Effective December 5, 2006 the name
of the company
is Coca-Cola Femsa S.A.B. de C.V.

EXHIBIT A
AMERICAN DEPOSITARY SHARES
(Each American Depositary
Share represents 10 Shares
of Series L Common Stock)

THE BANK OF NEW YORK
AMERICAN DEPOSITARY RECEIPT
FOR SHARES OF SERIES L COMMON
STOCK,
PAR VALUE ONE NEW PESO PER SHARE
EACH, OF
COCA-COLA FEMSA, S.A. DE C.V.
(INCORPORATED UNDER THE LAWS OF THE
UNITED
MEXICAN STATES)

The Bank of New York, as depositary
(hereinafter called the
Depositary), hereby certifies
that___________
___________________________________
_________, or
registered assigns IS THE OWNER OF
_____________________________

AMERICAN DEPOSITARY SHARES

representing deposited shares of
Series L Common Stock (herein
called Shares) of Coca-Cola FEMSA,
S.A. de C.V., incorporated
under the laws of the United
Mexican States
(herein called the Company).  At
the date hereof, each American
Depositary Share represents 10
Shares of Series L Common Stock
deposited or subject to deposit
under the Deposit Agreement (as
such term is hereinafter defined)
at the principal Mexico City,
Mexico office of Bancomer, S.A.
(herein called the Custodian).  The
Depositarys Corporate Trust Office
is located at a different address
than its principal executive
office.  Its Corporate Trust Office
is
located at 101 Barclay Street, New
York, N.Y. 10286, and its
principal executive office is
located at 48 Wall Street, New
York,
N.Y. 10286.

THE DEPOSITARYS CORPORATE TRUST
OFFICE ADDRESS IS
101 BARCLAY STREET, NEW YORK, N.Y.
10286

1.  THE DEPOSIT AGREEMENT.

		This American
Depositary Receipt is one of an
issue (herein called Receipts), all
issued and to be issued upon the
terms and conditions set forth in
the deposit agreement, dated as of
September 1, 1993 (herein called
the Deposit Agreement), by and
among the Company, the Depositary,
and all Owners and
Beneficial Owners from time to time
of Receipts issued thereunder,
each of whom by accepting a Receipt
agrees to become a party
thereto and become bound by all the
terms and conditions thereof.
The Deposit Agreement sets forth
the rights of Owners and
Beneficial Owners of the Receipts
and the rights and duties of the
Depositary in respect of the Shares
deposited thereunder and any
and all other securities, property
and cash from time to time
received in respect of such Shares
and held thereunder (such
Shares, securities, property, and
cash are herein called Deposited
Securities).  Copies of the Deposit
Agreement are on file at the
Depositarys Corporate Trust Office
in New York City and at the
office of the Custodian.

		The statements made on
the face and reverse
of this Receipt are summaries of
certain provisions of the Deposit
Agreement and are qualified by and
subject to the detailed
provisions of the Deposit
Agreement, to which reference is
hereby
made.  Capitalized terms defined in
the Deposit Agreement and not
defined herein shall have the
meanings set forth in the Deposit
Agreement

2.  SURRENDER OF RECEIPTS AND
WITHDRAWAL OF
SHARES.

		Upon surrender at the
Corporate Trust Office
of the Depositary of this Receipt
for the purpose of withdrawal of
the Deposited Securities
represented by the American
Depositary
Shares evidenced hereby, and upon
payment of the fee of the
Depositary provided in Article 7
hereof and Section 5.09 of the
Deposit Agreement, and subject to
the terms and conditions of the
Deposit Agreement and the Companys
Estatutos, the Owner hereof
is entitled to delivery, to him or
upon his order, of the amount of
Deposited Securities at the time
represented by the American
Depositary Shares for which this
Receipt is issued.  Delivery of
such Deposited Securities may be
made by the delivery of (a)
certificates in the name of the
Owner hereof or as ordered by him
or certificates properly endorsed
or accompanied by proper
instruments of transfer to such
Owner or as ordered by him and (b)
any other securities, property and
cash to which such Owner is
then entitled in respect of this
Receipt to such Owner or as ordered
by him.  Such delivery will be made
at the option of the Owner
hereof, either at the office of the
Custodian or at the Corporate
Trust Office of the Depositary, as
provided in the Deposit
Agreement, provided that the
forwarding of certificates for
Shares
or other Deposited Securities for
such delivery at the Corporate
Trust Office of the Depositary
shall be at the risk and expense of
the Owner hereof.

3.  TRANSFERS, SPLIT-UPS, AND
COMBINATIONS OF
RECEIPTS.

		The transfer of this
Receipt is registrable on
the books of the Depositary at its
Corporate Trust Office by the
Owner hereof in person or by a duly
authorized attorney, upon
surrender of this Receipt properly
endorsed for transfer or
accompanied by proper instruments
of transfer and funds sufficient
to pay any applicable transfer
taxes and the expenses of the
Depositary and upon compliance with
such regulations, if any, as
the Depositary may establish for
such purpose.  This Receipt may
be split into other such Receipts,
or may be combined with other
such receipts into one Receipt,
evidencing the same aggregate
number of American Depositary
Shares as the Receipt or Receipts
surrendered.  As a condition
precedent to the execution and
delivery, registration of transfer,
split-up, combination or surrender
of any Receipt, the delivery of any
distribution thereon, or
withdrawal of any Deposited
Securities, the Company, the
Depositary, the Custodian, or
Registrar may require payment from
the depositor of the Shares or the
presentor of the Receipt of a sum
sufficient to reimburse it for any
tax or other governmental charge
and any stock transfer or
registration fee with respect
thereto
(including any such tax or charge
and fee with respect to Shares
being deposited or withdrawn) and
payment of any fees of the
Depositary as provided in Article 7
hereof and Section 5.09 of the
Deposit Agreement, may require the
production of proof
satisfactory to it as to the
identity and genuineness of any
signature
and may also require compliance
with such reasonable regulations
the Depositary may establish
consistent with the provisions of
the
Deposit Agreement or this Receipt,
including, without limitation, this
Article 3.

		The delivery of
Receipts against deposits of
Shares generally or against
deposits of particular Shares may
be
suspended, or the transfer of
Receipts in particular instances
may
be refused, or the registration of
transfer of outstanding Receipts
generally may be suspended, during
any period when the transfer
books of the Depositary are closed,
or if any such action is deemed
necessary or advisable by the
Depositary of the Company at any
time or from time to time because
of any requirement of law or of
any government or governmental body
or commission, or under
any provision of the Deposit
Agreement or this Receipt, or for
any
other reason, subject to the
provisions of the following
sentence.
Notwithstanding any other provision
of the Deposit Agreement or
this Receipt, the surrender of
outstanding Receipts and withdrawal
of Deposited Securities may be
suspended only for (i) temporary
delays caused by closing the
transfer books of the Depositary or
the Company or the deposit of
Shares in connection with voting at
a
shareholders meeting, or the
payment of dividends, (ii) the
payment
of fees, taxes and similar charges,
(iii) compliance with any U.S. or
foreign laws or governmental
regulations relating to the
Receipts or
to the withdrawal of the Deposited
Securities or (iv) any other
reason that may at any time be
specified in paragraph I(A)(1) of
the
General Instructions to Form F-6,
as from time to time in effect, or
any successor provision thereto.
Without limitation of the
foregoing, the Depositary shall not
knowingly accept for deposit
under the Deposit Agreement any
Shares required to be registered
under the provisions of the
Securities Act of 1933, unless a
registration statement is in effect
as to such Shares.

4.  LIABILITY OF OWNER FOR TAXES.

		If any tax or other
governmental charge shall
become payable with respect to any
Receipt or any Deposited
Securities represented hereby, such
tax or other governmental
charge shall be payable by the
Owner hereof.  The Depositary may
refuse to effect any transfer of
this Receipt or any combination or
split-up hereof or any withdrawal
of Deposited Securities
represented by American Depositary
Shares evidenced by such
Receipt until such payment is made,
and may withhold any
dividends or other distributions,
or may sell for the account of the
Owner hereof any part or all of the
Deposited Securities
represented by the American
Depositary Shares evidenced by this
Receipt, and may apply such
dividends or other distributions or
the
proceeds of any such sale in
payment of such tax or other
governmental charge (and any taxes
or expenses arising out of
such sale) and the Owner hereof
shall remain liable for any
deficiency.

5.  WARRANTIES OF DEPOSITORS.

Every person depositing Shares
hereunder and under the Deposit
Agreement shall be deemed thereby
to represent and warrant that
such Shares and each certificate
therefor are validly issued, fully
paid, non-assessable, and free of
any preemptive rights of the
holders of outstanding Shares and
that the person making such
deposit is duly authorized so to
do.  Every such person shall also
be deemed to represent that (i) the
Shares presented for deposit
are not, and the Receipts issuable
upon such deposit will not be,
restricted securities within the
meaning of Rule 144(a)(3) under the
Securities Act of 1933, and (ii)
the deposit of such Shares and the
sale of Receipts evidencing
American Depositary Shares
representing such Shares by that
person are not restricted under
the Securities Act of 1933.  Such
representations and warranties
shall survive the deposit of Shares
and issuance of Receipts.

6.  FILING PROOFS, CERTIFICATES AND
OTHER
INFORMATION.

		Any person presenting
Shares for deposit or
any Owner of a Receipt may be
required from time to time to file
with the Depositary or the
Custodian such proof of citizenship
or
residence, exchange control
approval, legal or beneficial
ownership
of Receipts, Deposited Securities
or other Securities, compliance
with all applicable laws or
regulations or terms of the Deposit
Agreement or such Receipts or such
information relating to the
registration on the books of the
Company or the Foreign Registrar,
if applicable, to execute such
certificates and to make such
representations and warranties, as
the Depositary may deem
necessary or proper.  The
Depositary may withhold the
delivery or
registration of transfer of any
Receipt or the distribution of any
dividend or sale or distribution of
rights or of the proceeds thereof
or the delivery of any Deposited
Securities until such proof or
other
information is filed or such
certificates are executed or such
representations and warranties
made.  No Share shall be accepted
for deposit unless accompanied by
evidence satisfactory to the
Depositary that any necessary
approval has been granted by the
governmental body or bodies in
Mexico which is or are then
regulating currency exchange.  The
Depositary shall from time to
time advise the Company of the
availability of any such proofs,
certificates or other information
and shall provide copies thereof to
the Company as promptly as
practicable upon request by the
Company unless such disclosure is
prohibited by law.

7.  CHARGES OF DEPOSITARY.

		The Company agrees to
pay the fees and
reasonable out-of-pocket expenses
of the Depositary and those of
any Registrar only in accordance
with agreements in writing
entered into between the Depositary
and the Company from time to
time.  The Depositary shall present
a detailed statement for such
expenses to the Company at least
once every three months.  The
charges and expenses of the
Custodian are for the sole account
of
the Depositary.

		The following charges
(to the extent permitted
by applicable law or the rules of
any securities exchange on which
the American Depositary Shares are
admitted for trading) shall be
incurred by any party depositing
(except the initial deposit of
Series
L Shares by the Company) or
withdrawing Shares or by any party
surrendering Receipts or to whom
Receipts are issued (including,
without limitation, issuance
pursuant to a stock dividend or
stock
split declared by the Company or an
exchange of stock regarding
the Receipts or Deposited
Securities or a distribution of
Receipts
pursuant to Section 4.03 of the
Deposit Agreement), whichever
applicable: (1) taxes and other
governmental charges, (2) such
registration fees as may from time
to time be in effect for the
registration of transfers of Shares
generally on the Share register of
the Company or (if applicable)
Foreign Registrar and applicable to
transfers of Shares to the name of
the Depositary or its nominee or
the Custodian or its nominee on the
making of deposits or
withdrawals under the terms of the
Deposit Agreement, (3) such
cable, telex and facsimile
transmission expenses as are
expressly
provided in the Deposit Agreement,
(4) such expenses as are
incurred by the Depositary in the
conversion of foreign currency
pursuant to Section 4.05 of the
Deposit Agreement, (5) a fee not in
excess of $5.00 or less per 100
American Depositary Shares (or
portion thereof) for the execution
and delivery of Receipts pursuant
to Section 2.03 or 4.03 of the
Deposit Agreement and the surrender
of Receipts pursuant to Section
2.05 of the Deposit Agreement and
(6) a fee for the distribution of
proceeds of sales of securities or
rights pursuant to Section 4.02 or
4.04, respectively, of the Deposit
Agreement, such fee (which may be
deducted from such proceeds)
being in an amount equal to the
lesser of (i) the fee for the
issuance
of American Depositary Shares
referred to above which would have
been charged as a result of the
deposit by Owners of securities
(for
purposes of this clause 6 treating
all such securities as if they were
Shares) or Shares received in
exercise of rights distributed to
them
pursuant to Section 4.02 or 4.04,
respectively, of the Deposit
Agreement, but which securities or
rights are instead sold by the
Depositary and the net proceeds
distributed and (ii) the amount of
such proceeds.

8.  PRE-RELEASE OF RECEIPTS.

		Neither the Depositary
nor the Custodian shall
deliver Shares, by physical
delivery, book entry or otherwise
(other
than to the Company or its agent as
contemplated by Section 4.08
of the Deposit Agreement), or
otherwise permit Shares to be
withdrawn from the facility created
hereby, except upon the receipt
and cancellation of Receipts.

		The Depositary may
issue Receipts against
rights to receive Shares from the
Company (or any agent of the
Company recording Share ownership).
No such issue of Receipts
will be deemed a Pre-Release
subject to the restrictions of the
following paragraph.
		Unless requested by the
Company to cease
from doing so, the Depositary may,
notwithstanding Section 2.03 of

the Deposit Agreement, execute and
deliver Receipts prior to the
receipt of Shares pursuant to
Section 2.02 of the Deposit
Agreement (Pre-Release).  The
Depositary may, pursuant to
Section 2.05 of the Deposit
Agreement, deliver Shares upon the
receipt and cancellation of
Receipts which have been Pre-
Released, whether or not such
cancellation is prior to the
termination of such Pre-Release or
the Depositary knows that such
Receipt has been Pre-Released.  The
Depositary may receive
Receipts in lieu of Shares in
satisfaction of a Pre-Release.
Each
Pre-Release will be (a) preceded or
accompanied by a written
representation from the person to
whom Receipts are to be
delivered that such person, or its
customer, (i) owns the Shares or
Receipts to be remitted, as the
case may be, (ii) assigns all
beneficial right, title and
interest in such Shares to the
Depositary
for the benefit of the Owners, and
(iii) agrees in effect to hold such
Shares for the account of the
Depositary until delivery of the
same
upon the Depositorys request, (b)
at all times fully collateralized
(such collateral marked to market
daily) with cash or U.S.
government securities, (c)
terminable by the Depositary on not
more than five (5) business days
notice, and (d) subject to such
further indemnities and credit
regulations as the Depositary deems
appropriate.  The number of
American Depositary Shares which
are
outstanding at any time as a result
of Pre-Releases will not
normally exceed thirty percent
(30%) of the American Depositary
Shares outstanding (without giving
effect to American Depositary
Shares evidenced by Receipts as a
result of Pre-Releases);
provided, however, that the
Depositary reserves the right to
disregard such limit from time to
time as it deems appropriate and
may, with the prior written consent
of the Company, change such
limit for purposes of general
application.  The Depositary will
also
set limits with respect to the
number of Pre-Released Receipts
involved in transactions to be done
hereunder with any one person
on a case by case basis as it deems
appropriate.  The collateral
referred to in clause (b) above
shall be held by the Depositary for
the benefit of the Owners as
security for the performance of the

obligations to deliver Shares set
forth in clause (a) above (and
shall
not, for the avoidance of doubt,
constitute Deposited Securities
hereunder).

		The Depositary may
retain for its own account
any compensation received by it in
connection with the foregoing.

9.  TITLE TO RECEIPTS.

		It is a condition of
this Receipt and every
successive holder and Owner of this
Receipt by accepting or
holding the same consents and
agrees, that title to this Receipt
when properly endorsed or
accompanied by proper instruments
of
transfer, shall be transferable by
delivery with the same effect as in
the case of a negotiable
instrument, provided, however, that
the
Depositary and the Company,
notwithstanding any notice to the
contrary, may treat the person in
whose name this Receipt is
registered on the books of the
Depositary as the absolute owner
hereof for the purpose of
determining the person entitled to
distribution of dividends or other
distributions or to any notice
provided for in the Deposit
Agreement and for all other
purposes.

10.  VALIDITY OF RECEIPT.

		This Receipt shall not
be entitled to any
benefits under the Deposit
Agreement or be valid or obligatory
for
any purpose, unless this Receipt
shall have been executed by the
Depositary by the manual signature
of a duly authorized signatory
of the Depositary; provided,
however, that such signature may be
a
facsimile if a Registrar for the
Receipts shall have been appointed
and such Receipts are countersigned
by the manual signature of a
duly authorized officer of the
Registrar.

11.  REPORTS; INSPECTION OF
TRANSFER BOOKS.

		The Company will be
subject to the periodic
reporting requirements of the
Securities Exchange Act of 1934 and
accordingly will file certain
reports with the Securities and
Exchange Commission (hereinafter
called the Commission)
required under such Act.  Such
reports and communications will be
available for inspection and
copying by Owners and Beneficial
Owners at the public reference
facilities maintained by the
Commission located at 450 Fifth
Street, N.W., Washington, D.C.
20549.

		The Depositary shall
make available for
inspection by Owners at its
Corporate Trust Office any reports,
notices and other communications,
including any proxy soliciting
material, received from the Company
which are both (a) received
by the Depositary, the Custodian or
a nominee of either as the
holder of the Deposited Securities
and (b) generally transmitted to
the holders of such Deposited
Securities by the Company.  The
Depositary shall also make
available for inspection by Owners
at its
Corporate Trust Office copies of
reports, notices and
communications furnished by the
Company pursuant to the
following paragraph.

		The Company will
promptly transmit to the
Custodian English language versions
of any reports, notices and
other communications that are
generally transmitted by the
Company to holders of its Shares or
other Deposited Securities, as
well as English language versions
of the Companys annual reports
(including a description of
operations and annual audited
consolidated financial statements
prepared in conformity with
Mexican generally accepted
accounting principles (Mexican
GAAP), together with a
reconciliation of net income, total
assets
and shareholders equity to United
States generally accepted
accounting principles) and
quarterly reports (including
unaudited
quarterly consolidated financial
information prepared in conformity
with Mexican GAAP).  The Depositary
will, at the Companys
expense (unless otherwise agreed in
writing by the Company and
the Depositary), arrange for the
prompt transmittal by the Custodian
to the Depositary of such notices,
reports and other
communications and arrange for the
mailing, at the Companys
expense (unless otherwise agreed in
writing by the Company and
the Depositary), of copies thereof
(or if requested by the Company,
a summary of any such notice
provided by the Company) to all
Owners or, at the request of the
Company, make such notices,
reports (other than the annual and
quarterly reports described in
the preceding sentence) and other
communications available to all
Owners on a basis similar to that
for holders of Shares or other
Deposited Securities, or on such
other basis as the Company may
advise the Depositary may be
required by any applicable law,
regulation or stock exchange
requirement.  The Company will
timely provide the Depositary with
the quantity of such notices,
reports, and communications, as
requested by the Depositary from
time to time, in order for the
Depositary to effect such mailings.

		The Company has
delivered to the Depositary
and the Custodian a copy of the
provisions of or governing the
Shares and any other Deposited
Securities issued by the Company
or any affiliate of the Company,
and promptly upon any amendment
thereto or change therein, the
Company shall deliver to the
Depositary and the Custodian a copy
of such provisions as so
amended or changed. The Depositary
may rely upon such copy for
all purposes of this Deposit
Agreement. The Depositary will, at
the
expense of the Company (unless
otherwise agreed in writing by the
Company and the Depositary), make
such copy and such notices,
reports and other communications
available for inspection by
Owners at the Depositarys office,
at the office of the Custodian and
at any other designated transfer
offices.
		When the Company makes
available at its
offices the financial statements
upon which holders of the Shares
are to vote at an annual general
meeting of such holders, the
Company shall promptly deliver to
the Depositary and the
Custodian a copy of such financial
statements.  Until the date of
such annual general meeting, the
Depositary shall, at the expense
of the Company (unless otherwise
agreed in writing by the
Company and the Depositary), make
such copy of the financial
statements available for inspection
by Owners at the Depositarys
office, the office of the Custodian
and any other designated transfer
offices.

		The Depositary shall
keep books for the
registration of Receipts and
transfers of Receipts which at all
reasonable times shall be open for
inspection by the Owners
provided that such inspection shall
not be for the purpose of
communicating with Owners for an
object other than the business
of the Company, including, without
limitation, a matter related to the
Deposit Agreement or the Receipts.

		The Depositary may
close the transfer books
after consultation with Company to
the extent practicable, at any
time or from time to time, when
deemed expedient by it in
connection with the performance of
its duties under the Deposit
Agreement or at the request of the
Company, provided that any
such closing of the transfer books
shall be subject to the provisions
of Section 2.06 of the Deposit
Agreement which limit the
suspension of withdrawals of
Shares.

12.  DIVIDENDS AND OTHER
DISTRIBUTIONS.

		Whenever the
Depositary, or on its behalf, its
agent shall receive any cash
dividend or other cash distribution
on
any Deposited Securities, the
Depositary shall, or shall cause
its
agent, as promptly as practicable
after its receipt of such dividend
or distribution (unless otherwise
prohibited or prevented by law),
subject to the provisions of
Section 4.05 of the Deposit
Agreement
and Article 14 hereof, to convert
such dividend or distribution into
dollars and shall, as promptly as
practicable, distribute the amount
thus received (net of the expenses
of the Depositary as provided in
Article 7 hereof and Section 5.09
of the Deposit Agreement) to the
Owners of Receipts entitled
thereto, in proportion to the
number of
American Depositary Shares
representing such Deposited
Securities held by them
respectively; provided, however,
that in the
event that the Company or an agent
of the Company or the
Depositary shall be required to
withhold and does withhold from
such cash dividend or other cash
distribution an amount on account
of taxes, the amount distributed to
the Owners of the Receipts
evidencing American Depositary
Shares representing such
Deposited Securities shall be
reduced accordingly.  The
Depositary
shall distribute only such amounts
as can be distributed without
distributing to any Owner a
fraction of one cent and any
balance
that is not so distributed shall be
held by the Depositary (without
liability for the interest thereon)
and shall be added to and be part
of
the next sum received by the
Depositary for distribution to the
Owners of receipts then
outstanding.

		Subject to the
provisions of Sections 4.11 and
5.09 of the Deposit Agreement,
whenever the Depositary receives
any distribution other than a
distribution described in Sections
4.01,
4.03 or 4.04 of the Deposit
Agreement, the Depositary shall, as
promptly as practicable, cause the
securities or property received
by it to be distributed to the
Owners entitled thereto, in
proportion to
the number of American Depositary
Shares representing such
Deposited Securities held by them
respectively, in any manner that
the Depositary may deem equitable
and practicable for
accomplishing such distribution;
provided, however, that if in the
opinion of the Depositary such
distribution cannot be made
proportionately among the Owners
entitled thereto, or if for any
other reason (including, but not
limited to, any requirement that
the
Company or an agent of the Company
or the Depositary withhold
an amount on account of taxes or
other governmental charges or
that such securities must be
registered under the Securities Act
of
1933 in order to be distributed to
Owners), the Depositary deems
such distribution not to be
feasible, the Depositary may, after
consultation with the Company,
adopt such method as it may deem
equitable and practicable for the
purpose of effecting such
distribution, including, but not
limited to, the public or private
sale of
the securities or property thus
received, or any part thereof, and
the
net proceeds of any such sale (net
of the fees of the Depositary as
provided in Article 7 hereof and
Section 5.09 of the Deposit
Agreement and any expenses in
connection with such sale) shall
be distributed by the Depositary to
the Owners entitled thereto as in
the case of a distribution received
in cash pursuant to Section 4.01
of the Deposit Agreement and the
preceding paragraph of this
Article 12, all in the manner and
subject to the conditions set forth
in the Deposit Agreement.

		If any distribution
upon any Deposited
Securities consists of a dividend
in, or free distribution of,
Shares,
the Depositary may or shall, if the
Company shall so request,
distribute, as promptly as
practicable, to the Owners of
outstanding
Receipts entitled thereto,
additional Receipts evidencing an
aggregate number of American
Depositary Shares representing the
amount of Shares received as such
dividend or free distribution
subject to the terms and conditions
of the Deposit Agreement with
respect to the deposit of Shares
and the issuance of American
Depositary Shares evidenced by
Receipts, including the
withholding of any tax or other
governmental charge as provided in
Section 4.11 of the Deposit
Agreement and the payment of the
fees
of the Depositary as provided in
Article 7 hereof and Section 5.09
of
the Deposit Agreement.  In lieu of
delivering Receipts for fractional
American Depositary Shares in any
such case, the Depositary shall
sell the amount of Shares
represented by the aggregate of
such
fractions and distribute the net
proceeds, all in the manner and
subject to the conditions set forth
in Section 4.01 of the Deposit
Agreement.  If additional Receipts
are not so distributed, each
American Depositary Share shall
thenceforth also represent the
additional Shares distributed upon
the Deposited Securities
represented thereby.

		In the event that the
Depositary determines
that any distribution in property
other than cash (including Shares
and rights to subscribe therefor)
is subject to any tax or other
governmental charge which the
Depositary is obligated to
withhold,
the Depositary may by public or
private sale dispose of all or a
portion of such property (including
Shares and rights to subscribe
therefor) in such amounts and in
such manner as the Depositary
deems necessary and practicable to
pay any such taxes or
charges, and the Depositary shall
distribute the net proceeds of any
such sale after deduction of such
taxes or charges to the Owners
entitled thereto in proportion to
the number of American Depositary
Shares held by them respectively.

13.  RIGHTS.

		In the event that the
Company shall offer or
cause to be offered to the holders
of any Deposited Securities any
rights to subscribe for additional
Shares or any rights of any other
nature, the Depositary, after
consultation with the Company,
shall
have discretion as to the procedure
to be followed in making such
rights available to any Owners or
in disposing of such rights on
behalf of any Owners and making the
net proceeds available to
such Owners or, if by the terms of
such rights offering or for any
other reason, it would be unlawful
for the Depositary either to make
such rights available to any Owners
or to dispose of such rights and
make the net proceeds available to
such Owners, then the
Depositary shall allow the rights
to lapse.  If at the time of the
offering of any rights the
Depositary determines that it is
lawful and
feasible to make such rights
available to all or certain Owners
but
not to other Owners, the Depositary
may, and at the request of the
Company shall, distribute to any
Owner to whom it determines the
distribution to be lawful and
feasible, in proportion to the
number of

American Depositary Shares held by
such Owner, warrants or other
instruments therefor in such form
as it deems appropriate.

		In circumstances in
which rights would
otherwise not be distributed, if an
Owner of Receipts requests the
distribution of warrants or other
instruments in order to exercise
the
rights allocable to the American
Depositary Shares of such Owner
hereunder, the Depositary will
promptly make such rights available
to such Owner upon written notice
from the Company to the
Depositary that (a) the Company has
elected in its sole discretion to
permit such rights to be exercised
and (b) such Owner has
executed such documents as the
Company has determined in its
sole discretion are reasonably
required under applicable law.


		If the Depositary has
distributed warrants or
other instruments for rights to all
or certain Owners, then upon
instruction from such an Owner
pursuant to such warrants or other
instruments to the Depositary to
exercise such rights, upon
payment by such Owner to the
Depositary for the account of such
Owner of an amount equal to the
purchase price of the Shares to
be received upon the exercise of
the rights, and upon payment of
the fees of the Depositary and any
other charges as set forth in
such warrants or other instruments,
the Depositary shall, on behalf
of such Owner, exercise the rights
and purchase the Shares, and
the Company shall cause the Shares
so purchased to be delivered
to the Depositary on behalf of such
Owner.  As agent for such
Owner, the Depositary will cause
the Shares so purchased to be
deposited pursuant to Section 2.02
of the Deposit Agreement, and
shall, pursuant to Section 2.03 of
the Deposit Agreement, execute
and deliver Receipts to such Owner.
In the case of a distribution
pursuant to the second paragraph of
this Article 13, such Receipts
shall be legended in accordance
with applicable U.S. laws, and
shall be subject to the appropriate
restrictions on sale, deposit,
cancellation, and transfer under
such laws.

		If the Depositary
determines that it is not lawful
or feasible to make such rights
available to all or certain Owners,
it
may, and at the request of the
Company shall, sell the rights,
warrants or other instruments in
proportion to the number of
American Depositary Shares held by
the Owners to whom it has
determined it may not lawfully or
feasibly make such rights
available, and allocate the net
proceeds of such sales (net of the
fees of the Depositary as provided
in Article 7 hereof and Section
5.09 of the Deposit Agreement and
all taxes and governmental
charges payable in connection with
such rights and subject to the
terms and conditions of the Deposit
Agreement) for the account of
such Owners otherwise entitled to
such rights, warrants or other
instruments, upon an averaged or
other practical basis without
regard to any distinctions among
such Owners because of
exchange restrictions or the date
of delivery of any Receipt or
otherwise.  Such proceeds shall be
distributable as promptly as
practicable in accordance with
Section 4.01 of the Deposit
Agreement.

		The Depositary will not
offer rights to Owners
unless the offering and sale of
both the rights and the securities
to
which such rights relate are either
exempt from registration under
the Securities Act of 1933 with
respect to a distribution to all
Owners or are registered under the
provisions of such Act.  If an
Owner of Receipts requests the
distribution of warrants or other
instruments, notwithstanding that
there has been no such
registration under such Act, the
Depositary shall not effect such
distribution unless it has received
an opinion from recognized
counsel in the United States for
the Company upon which the
Depositary may rely that such
distribution to such Owner is
exempt
from such registration.

		The Depositary shall
not be responsible for any
failure to determine that it may be
lawful or feasible to make such
rights available to Owners in
general or any Owner in particular.

14.  CONVERSION OF FOREIGN
CURRENCY.

		Whenever the Depositary
shall receive any
currency other than United States
dollars (Foreign Currency), by
way of dividends or other
distributions or the net proceeds
from the
sale of securities, property or
rights, and if at the time of the
receipt
thereof the Foreign Currency so
received can, pursuant to
applicable law, be converted on a
reasonable basis into Dollars and
the resulting Dollars transferred
to the United States, the
Depositary shall convert or cause
to be converted as promptly as
practicable, by sale or in any
other manner that it may determine
in
accordance with applicable law,
such Foreign Currency into
Dollars.  If, at the time of
conversion of such Foreign Currency
into
Dollars, such Dollars can, pursuant
to applicable law, be transferred
outside of Mexico for distribution
to Owners entitled thereto, such
Dollars shall be distributed as
promptly as practicable to the
Owners entitled thereto or, if the
Depositary shall have distributed
any rights, warrants or other
instruments which entitle the
holders
thereof to such Dollars, then to
the holders of such rights,
warrants
and/or instruments upon surrender
thereof for cancellation.  Such
distribution may be made upon an
averaged or other practicable
basis without regard to any
distinctions among Owners on
account
of exchange restrictions, the date
of delivery of any Receipt or
otherwise and shall be net of any
expenses of conversion into

Dollars incurred by the Depositary
as provided in Section 5.09 of
the Deposit Agreement.

		If such conversion or
distribution can be
effected only with the approval or
license of any government or
agency thereof, the Depositary
shall file as promptly as
practicable
such application for approval or
license; however, the Depositary
shall be entitled to rely upon
Mexican local counsel in such
matters,
which counsel shall be instructed
to act as promptly as possible.

		If at any time Foreign
Currency received by the
Depositary is not, pursuant to
applicable law, convertible, in
whole
or in part, into Dollars
transferable to the United States,
or if any
approval or license of any
government or agency thereof which
is
required for such conversion is
denied or in the opinion of the
Depositary cannot be promptly
obtained, the Depositary shall, (a)
as to that portion of the Foreign
Currency that is convertible into
Dollars, make such conversion and,
if permitted by applicable law,
transfer such Dollars to the United
States for distribution to Owners
in accordance with the first
paragraph of this Article 14 and
(b) as to
the nonconvertible balance, if any,
(i) if requested in writing by an
Owner, distribute or cause the
Custodian to distribute the Foreign
Currency (or an appropriate
document evidencing the right to
receive such Foreign Currency)
received by the Depositary or
Custodian to such Owner and (ii)
the Depositary shall hold or shall
cause the Custodian to hold any
amounts of nonconvertible Foreign
Currency not distributed pursuant
to the immediate preceding
subclause (i) uninvested and
without liability for interest
thereon for
the respective accounts of the
Owners entitled to receive the
same.

		15.	FIXING OF RECORD
DATE.

		Whenever any cash
dividend or other cash
distribution shall become payable
or any distribution other than
cash shall be made, or whenever
rights shall be issued with respect
to the Deposited Securities, or
whenever for any reason the
Depositary causes a change in the
number of Shares that are
represented by each American
Depositary Share, or whenever the
Depositary shall receive notice of
any meeting of holders of Shares
or other Deposited Securities, the
Depositary shall fix a record date,
which shall, to the extent
practicable be either (x) the same
date as
the record date fixed by the
Company or (y) if different from
the
record date fixed by the Company,
be fixed after consultation with
the Company (a) for the
determination of the Owners who
shall be
(i) entitled to receive such
dividend, distribution or rights or
the net
proceeds of the sale thereof or
(ii) entitled to give instructions
for
the exercise of voting rights at,
and to attend (without voting or
speaking), any such meeting, or (b)
on or after which each
American Depositary Share will
represent the changed number of
Shares.  Subject to the provisions
of Sections 4.01 through 4.05
and to the other terms and
conditions of the Deposit
Agreement,
the Owners on such record date
shall be entitled, as the case may
be, to receive the amount
distributable by the Depositary
with
respect to such dividend or other
distribution or such rights or the
net proceeds of sale thereof in
proportion to the number of
American Depositary Shares held by
them respectively and to give
voting instructions and to attend
such meeting (without voting or
speaking) and to act in respect of
any other such matter.

		16.	VOTING OF
DEPOSITED SECURITIES AND
ATTENDANCE AT MEETINGS.

		Upon receipt of notice
of any meeting of
holders of Shares or other
Deposited Securities, if requested
in
writing by the Company the
Depositary shall, as soon as
practicable thereafter, mail to the
Owners a notice, the form of
which notice shall be in the sole
discretion of the Depositary, which
shall contain (a) such information
as is contained in such notice of
meeting (or, if requested by the
Company, a summary of any such
notice provided by the Company),
(b) a statement that the Owners
as of the close of business on a
specified record date will be
entitled, subject to any applicable
provision of Mexican law and of
the Estatutos of the Company, to
instruct the Depositary as to the
exercise of the voting rights, if
any, pertaining to the amount of
Shares or other Deposited
Securities represented by their
respective American Depositary
Shares, (c) a statement as to the
manner in which such instructions
may be given, (d) a statement
that Beneficial Owners on the
Specified Record Date may attend,
but not vote or speak at, such
meeting and (e) a statement as to
the manner in which such Beneficial
Owners may request from the
Depositary an admission ticket for
such meeting.  Upon the written
request of an Owner on such record
date, received on or before the
date established by the Depositary
for such purpose, the
Depositary shall endeavor, insofar
as practicable, to vote or cause
to be voted the amount of Shares or
other Deposited Securities

represented by the American
Depositary Shares evidenced by such
Receipt in accordance with the
instructions set forth in such
request.  The Depositary shall not
vote or attempt to exercise the
right to vote that attaches to the
Shares or other Deposited
Securities, other than in
accordance with such instructions.
Upon
the written request of an Owner (or
if The Depositary Trust
Company (DTC) is the Owner, a
participant in DTCs book-entry
system) on behalf of a Beneficial
Owner on the Specified Record
Date, received on or before the
date established by the Depositary
for such purpose, the Depositary
shall (a) as early as practicable
prior to such meeting issue to such
Beneficial Owner an admission
ticket (in the form provided by the
Company) for such meeting and
(b) notify the Company of the
identity of such Beneficial Owner
as
promptly as practicable thereafter
(but in any case at least two
Business Days prior to such
meeting).

		Subject to the rules of
any securities exchange
on which American Depositary Shares
or the Deposited Securities
represented thereby are listed, the
Depositary shall if requested by
the Company deliver, at least two
Business Days prior to the date
of such meeting, to the Company
copies of all instructions received
from Owners in accordance with
which the Depositary will vote, or
cause to be voted, the Deposited
Securities represented by the
American Depositary Shares
evidenced by such Receipts at such
meeting.  Delivery of instructions
will be made at the expense of the
Company (unless otherwise agreed in
writing by the Company and
the Depositary) provided that
payment of such expense shall not
be
a condition precedent to the
obligations of the Depositary under
this
Section.

		17.  CHANGES AFFECTING
DEPOSITED
SECURITIES.

		In circumstances where
the provisions of
Section 4.03 of the Deposit
Agreement do not apply, upon any
change in nominal value, change in
par value, split-up,
consolidation, or any other
reclassification of Deposited
Securities,
or upon any recapitalization,
reorganization, merger or
consolidation, or sale of assets
affecting the Company or to which
it
is a party, any securities which
shall be received by the Depositary
or a Custodian in exchange for or
in conversion of or in respect of
Deposited Securities shall be
treated as new Deposited Securities
under the Deposit Agreement, and
American Depositary Shares
shall thenceforth represent the new
Deposited Securities so
received in exchange or conversion,
unless additional Receipts are
delivered pursuant to the following
sentence.  In any such case the
Depositary may, and shall if the
Company shall so request, execute
and deliver additional Receipts as
in the case of a dividend in
Shares, or call for the surrender
of outstanding Receipts to be
exchanged for new Receipts
specifically describing such new
Deposited Securities.

		18.	LIABILITY AND
OBLIGATIONS OF THE
COMPANY, THE DEPOSITARY AND THE
CUSTODIAN.

		Neither the Depositary
nor the Company shall
incur any liability to any Owner or
Beneficial Owner, if by reason of
any provision of any present or
future law or regulation of the
United States or any other country,
or of any other governmental or
regulatory authority, or by reason
of any provision, present or
future, of the Estatutos of the
Company, or by reason of any act of
God or war or other circumstances
beyond its control, the
Depositary or the Company shall be
prevented or forbidden from or
be subject to any civil or criminal
penalty on account of doing or
performing any act or thing which
by the terms of the Deposit
Agreement it is provided shall be
done or performed; nor shall the
Depositary or the Company incur any
liability to any Owner or
Beneficial Owner of a Receipt by
reason of any non-performance or
delay, caused as aforesaid, in the
performance of any act or thing
which by the terms of the Deposit
Agreement it is provided shall or
may be done or performed, or by
reason of any exercise of, or
failure to exercise, any discretion
provided for in the Deposit
Agreement.  Where, by the terms of
a distribution pursuant to
Sections 4.01, 4.02 or 4.03 of the
Deposit Agreement, or an
offering or distribution pursuant
to Section 4.04 of the Deposit
Agreement or for any other reason,
the Depositary is prevented or
prohibited from making such
distribution or offering available
to
Owners, and the Depositary is
prevented or prohibited from
disposing of such distribution or
offering on behalf of such Owners
and making the net proceeds
available to such Owners, then the
Depositary, after consultation with
the Company, shall not make
such distribution or offering, and
shall allow any rights, if
applicable,
to lapse.  Neither the Company nor
the Depositary assumes any
obligation or shall be subject to
any liability under the Deposit
Agreement to any Owner or
Beneficial Owner including, without
limitation (with respect to the
Depositary only), liability with
respect
to the validity or worth of the
Deposited Securities, except that
they
agree to perform their obligations
specifically set forth in the
Deposit Agreement without
negligence or bad faith.  The
Depositary shall not be subject to
any liability with respect to the
validity or worth of the Deposited
Securities.  Neither the Depositary
nor the Company shall be under any
obligation to appear in,
prosecute or defend any action,
suit, or other proceeding in
respect
of any Deposited Securities or in
respect of the Receipts, which in
its opinion may involve it in
expense or liability, unless
indemnity
satisfactory to it against all
expenses and liability shall be
furnished
as often as may be required, and
the Custodian shall not be under
any obligation whatsoever with
respect to such proceedings, the
responsibility of the Custodian
being solely to the Depositary.
Neither the Depositary nor the
Company shall be liable for any
action or nonaction by it in
reliance upon the advice of or
information from legal counsel,
accountants, any person presenting
Shares for deposit, any Owner or
any other person believed by it in
good faith to be competent to give
such advice or information.  The
Depositary shall not be responsible
for any failure to carry out any
instructions to vote any of the
Deposited Securities, or for the
manner in which any such vote is
cast or the effect of any such
vote, provided that any such action
or nonaction is in good faith.
The Depositary shall not be liable
for any acts or omissions made
by a successor depositary whether
in connection with a previous
act or omission of the Depositary
or in connection with a matter
arising wholly after the removal or
resignation of the Depositary,
provided that in connection with
the issue out of which such
potential liability arises, the
Depositary performed its
obligations
without negligence or bad faith
while it acted as Depositary.  The
Company agrees to indemnify the
Depositary, its directors,
employees, agents and affiliates
and any Custodian against, and
hold each of them harmless from,
any liability or expense
(including, but not limited to, the
expenses of counsel) which may
arise out of acts performed or
omitted, in accordance with the
provisions of the Deposit Agreement
and of the Receipts, as the
same may be amended, modified, or
supplemented from time to
time, (i) by either the Depositary
or a Custodian or their respective
directors, employees, agents and
affiliates, except for any
liability or
expense arising out of the
negligence or bad faith of either
of them,
and except to the extent that such
liability or expense arises out of
information relating to the
Depositary or the Custodian, as
applicable, furnished in writing to
the Company by the Depositary or
the Custodian, as applicable,
expressly for use in any
registration
statement, proxy statement,
prospectus (or placement
memorandum) or preliminary
prospectus (or preliminary
placement
memorandum) relating to the Shares,
or omissions from such
information; or (ii) by the Company
or any of its directors,
employees, agents and affiliates.
No disclaimer of liability under
the Securities Act of 1933 is
intended by any provisions of the
Deposit Agreement.
		The Depositary, subject
to Article 8 hereof and
Sections 2.05 and 2.09 of the
Deposit Agreement, may own and
deal in any class of securities of
the Company and its affiliates and
in Receipts.

		19.	RESIGNATION AND
REMOVAL OF
THE DEPOSITARY; APPOINTMENT OF
SUCCESSOR
CUSTODIAN.

		The Depositary may at
any time resign as
Depositary hereunder by written
notice of its election so to do
delivered to the Company, such
resignation to take effect  upon
the
appointment of a successor
depositary and its acceptance of
such
appointment as provided in the
Deposit Agreement.  The
Depositary may at any time be
removed by the Company by written
notice of such removal, effective
upon the appointment of a
successor depositary and its
acceptance of such appointment as
provided in the Deposit Agreement.
Whenever the Depositary in its
discretion determines that it is in
the best interest of the Owners to
do so, it may appoint a substitute
or additional custodian or
custodians, which shall thereafter
be one of the Custodians
hereunder.

		20.  AMENDMENT.

		The form of the
Receipts and any provisions of
the Deposit Agreement may at any
time and from time to time be
amended by agreement between the
Company and the Depositary
in any respect which they may deem
necessary or desirable.  Any
amendment which shall impose or
increase any fees or charges
(other than taxes and other
governmental charges, registration
fees
and cable, telex or facsimile
transmission costs, delivery costs
or
other such expenses), or which
shall otherwise prejudice any
substantial existing right of
Owners, shall, however, not become
effective as to outstanding
Receipts until the expiration of
thirty
days after notice of such amendment
shall have been given to the
Owners of outstanding Receipts.
Every Owner at the time any
amendment so becomes effective
shall be deemed, by continuing
to hold such Receipt, to consent
and agree to such amendment
and to be bound by the Deposit
Agreement as amended thereby.
In no event shall any amendment
impair the right of the Owner of
any Receipt to surrender such
Receipt and receive therefor the
Deposited Securities represented
thereby, except in order to
comply with mandatory provisions of
applicable law.

		21.	TERMINATION OF
DEPOSIT
AGREEMENT

		The Depositary shall at
any time, at the
direction of the Company, terminate
the Deposit Agreement by
mailing notice of such termination
to the Owners of all Receipts
then outstanding at least 30 days
prior to the date fixed in such
notice for such termination.  The
Depositary may likewise terminate
the Deposit Agreement by mailing
notice of such termination to the
Company and the Owners of all
Receipts then outstanding, such
termination to be effective on a
date specified in such notice not
less than 30 days after the date
thereof, if at any time 60 days
shall
have expired after the Depositary
shall have delivered to the
Company a written notice of its
election to resign and a successor
depositary shall not have been
appointed and accepted its
appointment as provided in Section
5.04 of the Deposit Agreement.
On and after the date of
termination, the Owner of a Receipt
will,
upon (a) surrender of such Receipt
at the Corporate Trust Office of
the Depositary, (b) payment of the
fee of the Depositary for the
surrender of Receipts referred to
in Section 2.05 of the Deposit
Agreement, and (c) payment of any
applicable taxes or
governmental charges, be entitled
to delivery, to the Owner or upon
the Owners order, of the amount of
Deposited Securities
represented by the American
Depositary Shares evidenced by such
Receipt.  If any Receipts shall
remain outstanding after the date
of
termination, the Depositary
thereafter shall discontinue the
registration of transfers of
Receipts, shall suspend the
distribution
of dividends to the Owners thereof,
and shall not give any further
notices or perform any further acts
under the Deposit Agreement,
except that the Depositary shall
continue to collect dividends and
other distributions pertaining to
Deposited Securities, shall sell
rights as provided in the Deposit
Agreement, and shall continue to
deliver Deposited Securities,
together with any dividends or
other
distributions received with respect
thereto and the net proceeds of
the sale of any rights or other
property, in exchange for Receipts
surrendered to the Depositary
(after deducting, in each case, the
fee of the Depositary for the
surrender of a Receipt, any
expenses
for the account of the Owner of
such Receipt in accordance with
the terms and conditions of the
Deposit Agreement, and any
applicable taxes or governmental
charges).  At any time after the
expiration of one year from the
date of termination, the Depositary
may sell the Deposited Securities
then held under the Deposit
Agreement and may thereafter hold
uninvested the net proceeds of
any such sale, together with any
other cash then held by it
thereunder, unsegregated and
without liability for interest, for
the
pro rata benefit of the Owners of
Receipts which have not
theretofore been surrendered, such
Owners thereupon becoming
general creditors of the Depositary
with respect to such net
proceeds.  After making such sale,
the Depositary shall be
discharged from all obligations
under the Deposit Agreement,
except to account for such net
proceeds and other cash (after
deducting, in each case, the fee of
the Depositary for the surrender
of a Receipt, any expenses for the
account of the Owner of such
Receipt in accordance with the
terms and conditions of the Deposit
Agreement, and any applicable taxes
or governmental charges).
Upon the termination of the Deposit
Agreement, the Company shall
be discharged from all obligations
under the Deposit Agreement
except for its obligations to the
Depositary with respect to
indemnification, charges, and
expenses pursuant to Sections 5.08
and 5.09 of the Deposit Agreement.






		FOR VALUE RECEIVED, the
undersigned hereby sells, assigns
and
transfers unto
PLEASE INSERT SOCIAL SECURITY OR
OTHER
IDENTIFYING NUMBER OF ASSIGNEE






		(Please print or
typewrite
name and

		address of assignee)

___________________________________
___________________________________
__________
_________________________ __
the within American Depositary
Receipt and all rights and
interests represented thereby, and
hereby
irrevocably constitutes and
appoints


___________________________________
___________________________
attorney, to transfer
the name on the books of the within
named Depositary, with full power
of substitution in the premises.

Dated__________________________
Signature__________________________
_________


                      NOTE:	The
signature to any
endorsement hereon must correspond
with the name as written
upon the face of this Receipt in
every particular, without
alteration
or enlargement or any change
whatever.

		If the endorsement be
executed by an attorney, executor,
administrator, trustee or
guardian, the person executing the
endorsement must give his full
title in such capacity and proper
evidence of authority to act in
such
capacity, if not on file with the
Depositary, must be forwarded with
this Receipt.

		All endorsements or
assignments of Receipts must be
guaranteed by an eligible
guarantor institution as such term
is defined in Rule 17Ad- 15 under
the United States Securities
Exchange Act of 1934, as amended,
having an office or correspondent
in The City of New York.

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